BAIN CAPITAL EQUITY OPPORTUNITIES FUND

Class 1 shares

Class 2 shares

(a series of the Northern Lights Variable Trust)

Supplement dated January 8, 2026 (effective at the close of business)
to the Prospectus and the Statement of Additional Information dated May 1, 2025

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The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has determined based, in part, on the recommendation of the investment adviser of the Bain Capital Equity Opportunities Fund (the “Portfolio”), that it is in the best interests of the Portfolio and its shareholders that the Portfolio cease operations. The Board has decided to close the Portfolio and redeem all remaining outstanding shares on May 1, 2026.

The Portfolio will seek to continue to pursue its investment objective until May 1, 2026 but may, at the discretion of the Adviser and in accordance with its prospectus, liquidate its portfolio prior to May 1, 2026 and invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders.

Prior to May 1, 2026, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the Portfolio will have no federal income tax consequences. Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO MAY 1, 2026 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, DIRECTLY OR THE PORTFOLIO AT 1-877-322-0576.

This Supplement and the existing Prospectus dated May 1, 2025, and the Statement of Additional Information dated May 1, 2025 provide relevant information for all shareholders and should be retained for future reference. The Prospectus, and its supplement and the Statement of Additional Information and its supplement have been filed with the Securities and Exchange Commission, and are incorporated herein by reference and can be obtained without charge by calling the Portfolio at 1-877-322-0576.